UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17,  2016

BANKRATE, INC.

(Exact name of registrant specified in its charter)

Delaware	001-35206	65-0423422
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

477 Madison Avenue, Suite 430

New York, New York 10022

(Address of principal executive offices, zip code)

(917)  368-8600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry Into a Material Definitive Agreement.

As previously disclosed, on May 5, 2016, Bankrate, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Next Advisor, Inc. (“Seller”) and the sole equity holder of Seller, pursuant to which the Company agreed to acquire substantially all of the assets of Seller for an aggregate upfront purchase price of approximately $75.3 million, subject to working capital adjustments (the “Acquisition”).   In addition, as previously disclosed, pursuant to the Purchase Agreement, Seller is eligible to receive a payment payable, at the Company’s option, in cash and/or shares of the Company’s common stock (the “Earnout Shares”), upon the achievement of certain financial milestones over the 18 month period following the closing of the Acquisition in an amount up to approximately $134.1 million as determined in accordance with the terms of the Purchase Agreement.  Earnout Shares, if any, will be issued in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, and will be valued at the 10-day trailing volume weighted average price of shares of the Company’s common stock ending on and including the date that is two business days prior to the date of issuance of the Earnout Shares (the “Issuance Date”).

The Acquisition closed on June 17, 2016.  As contemplated by the Purchase Agreement, in connection with the closing of the Acquisition, on June 17, 2016, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with Seller pursuant to which the Company agreed, subject to certain terms and conditions set forth therein, to (i) file a resale shelf registration with the Securities and Exchange Commission (the “SEC”) within ten business days after the Issuance Date to register the resale of the Earnout Shares and (ii) use commercially reasonable efforts to cause such registration statement to be declared effective by the SEC.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Item 2.01Completion of Acquisition or Disposition of Assets.

The information set forth above in “Item 1.01 - Entry into a Material Definitive Agreement” of this Current Report is incorporated herein by reference.

Item 5.07Submission of Matters to a Vote of Security Holders.

On June 20, 2016, the Company held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the stockholders (1) approved the election of four returning members of the Board of Directors, three Class II directors to serve until the 2019 Annual Meeting and one Class I director to serve until the 2018 Annual Meeting, and (2) ratified the appointment of Grant Thornton LLP as independent registered public accounting firm for the year ending December 31, 2016.

As of the record date, there were 90,367,003 shares of common stock outstanding and entitled to vote on each matter presented for vote at the Annual Meeting.  At the Annual Meeting, 83,679,749 shares of common stock or 92.59% of the outstanding common shares entitled to vote were represented in person or by proxy.  Those shares were voted as follows (vote totals may not agree due to rounding of fractional shares):

1.	The following individuals were nominated in 2016 to serve until the Annual Meeting of Stockholders in 2018 (Class I) and 2019 (Class II). All nominees were re-elected. The results were as follows:
Name		Votes For	Votes Withheld	Broker Non-Votes
Kenneth S. Esterow	(Class II Director)	62,768,692	15,980,862	4,930,195
Michael J. Kelly	(Class II Director)	68,214,047	10,535,507	4,930,195
Sree Kotay	(Class II Director)	70,999,250	7,750,304	4,930,195
Seth Brody	(Class I Director)	61,728,910	17,020,644	4,930,195

2.

The appointment of Grant Thornton LLP as independent registered public accounting firm to audit the accounts of the Company for the fiscal year ending December 31, 2016 was ratified. The results were as follows:

Votes For	83,229,982
Votes Against	449,417
Abstain	350

Item 7.01Regulation FD Disclosure.

On June 20, 2016,  the Company issued a press release announcing the closing of the Acquisition, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 9.01Financial Statements and Exhibits.

(a) Financial statements of business acquired.

In connection with the Acquisition, any financial statements that are required to be filed pursuant to this item will be filed by amendment to this Current Report as soon as practicable, but not later than 71 days after the date that this Current Report is required to be filed.

(b)  Pro forma financial information.

In connection with the Acquisition, any pro forma financial information that is required to be filed pursuant to this item will be filed by amendment to this Current Report as soon as practicable, but not later than 71 days after the date that this Current Report is required to be filed.

(d) Exhibits.

Exhibit Number	Description
Exhibit 2.1+*	Asset Purchase Agreement, dated as of May 5, 2016, by and among Bankrate, Inc., Next Advisor, Inc. and Robert E. Larson
Exhibit 10.1	Registration Rights Agreement, dated as of June 17, 2016, by and between Bankrate, Inc. and Next Advisor, Inc.
Exhibit 99.1	Press Release, dated June 20, 2016

______________

+      Certain schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally copies of any of the omitted schedules to the SEC upon request.

*    Confidential portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKRATE, INC.

Dated: June 22, 2016	By:	/s/ James R. Gilmartin
		Name:	James R. Gilmartin
		Title:	SVP, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 2.1 +*	Asset Purchase Agreement, dated as of May 5, 2016, by and among Bankrate, Inc., Next Advisor, Inc. and Robert E. Larson
Exhibit 10.1	Registration Rights Agreement, dated as of June 17, 2016, by and between Bankrate, Inc. and Next Advisor, Inc.
Exhibit 99.1	Press Release, dated June 20, 2016

______________

+       Certain schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally copies of any of the omitted schedules to the SEC upon request.

*    Confidential portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.